UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2004

MEDCO HEALTH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)

1-31312	22-3461740
(Commission File Number)	(I.R.S. Employer Identification No.)

100 Parsons Pond Drive, Franklin Lakes, NJ	07417
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  201-269-3400

Item 5. Other Events.

On April 8, 2004, Medco Health Solutions, Inc. (the “Registrant”) issued the press release attached hereto as Exhibit 99.1 announcing the renewal of its pharmacy benefit management services agreement with Premera Blue Cross. The Registrant has provided retail and mail order pharmacy services to Premera Blue Cross since 1996.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCO HEALTH SOLUTIONS, INC.

Date: April 8, 2004	By:	/S/ DAVID S. MACHLOWITZ
David S. Machlowitz
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release

2